Exhibit 99.1 News September 25, 2018 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Stephanie Higgins 918-591-5026 ONEOK Announces Additional NGL Fractionation and Pipeline Capacity and Natural Gas Processing Capacity Includes MB-5 Fractionator and Expansion of Arbuckle II NGL Pipeline TULSA, Okla. – Sept. 25, 2018 – ONEOK, Inc. (NYSE: OKE) today announced plans to construct additional natural gas liquids (NGL) and natural gas infrastructure, including: • A new 125,000-barrel per day (bpd) NGL fractionator – MB-5 – in Mont Belvieu, Texas, and related infrastructure. • A new 200-million cubic feet per day (MMcf/d) natural gas processing facility – the Demicks Lake II plant and related infrastructure – in the Williston Basin. • An extension of ONEOK’s Arbuckle II NGL pipeline further north and additional NGL gathering infrastructure to increase capacity between the Mid-Continent market hub and Arbuckle II. • An expansion of the Arbuckle II NGL pipeline by approximately 100,000 bpd to increase total capacity up to 500,000 bpd by adding pump stations. These projects are expected to generate adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) multiples of four to six times. ONEOK still does not expect any equity issuances in 2018 or well into 2019. “Continued production growth across the basins ONEOK serves requires additional NGL fractionation and natural gas processing capacity,” said Terry K. Spencer, ONEOK president and chief executive officer. “Producers are looking for increased connectivity with the Mont Belvieu market center, and ONEOK is competitively positioned to provide it. Recently contracted volumes support the MB-5 fractionator project, with increasing NGL production providing an opportunity for ONEOK to potentially build a future MB-6 fractionator in Mont Belvieu. “Additional natural gas gathering and processing capacity in the Williston Basin is critical to supporting record-setting crude oil and natural gas production in North Dakota and helping producers meet regional natural gas capture targets,” added Spencer. “The previously announced 200 MMcf/d Demicks Lake I plant is expected to reach capacity soon after its -more-

ONEOK Announces Additional NGL Fractionation and Pipeline Capacity and Natural Gas Processing Capacity Sept. 25, 2018 Page 2 expected completion in the fourth quarter 2019, increasing the need for the Demicks Lake II plant.” NGL Projects: The new MB-5 fractionator and related infrastructure project, which includes system expansions for future additional fractionation, storage and export capabilities in Mont Belvieu, is expected to cost approximately $750 million. MB-5 is fully contracted and will increase ONEOK’s total NGL fractionation capacity to more than 1 million bpd. The Arbuckle II extension project will provide additional takeaway capacity needed to support volume growth in the STACK, and additional NGL gathering infrastructure will allow increasing volumes on the Elk Creek Pipeline access to fractionation capacity at Mont Belvieu. The project is expected to cost approximately $240 million. The 100,000 bpd expansion of Arbuckle II with additional pump facilities is expected to cost $60 million. Arbuckle II is currently under construction, with the initial 400,000 bpd of capacity expected to be complete in the first quarter 2020. Contracted capacity on Arbuckle II is now more than 300,000 bpd. All of the above NGL projects are expected to be completed in the first quarter 2021. Demicks Lake II plant and related infrastructure: The Demicks Lake II natural gas processing plant and related infrastructure in McKenzie County, North Dakota, are expected to cost a total of approximately $410 million and be completed in the first quarter of 2020. The 200-MMcf/d plant is supported by acreage dedications with primarily fee-based contracts. The Demicks Lake I and II plants are expected to contribute additional NGL volumes to ONEOK's NGL gathering system and natural gas volumes to ONEOK’s 50 percent-owned Northern Border Pipeline. Following the project’s completion, ONEOK’s Williston Basin natural gas processing capacity will increase to more than 1.4 billion cubic feet per day. NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES: ONEOK has disclosed in this news release forward-looking estimates for projected adjusted EBITDA multiples expected to be generated by the announced capital-growth projects. Adjusted EBITDA is a non-GAAP financial metric used to measure the company’s financial performance. Adjusted EBITDA is defined as net income from continuing operations

ONEOK Announces Additional NGL Fractionation and Pipeline Capacity and Natural Gas Processing Capacity Sept. 25, 2018 Page 3 adjusted for interest expense, depreciation and amortization, noncash impairment charges, income taxes, noncash compensation expense, allowance for equity funds used during construction (equity AFUDC), and other noncash items. Adjusted EBITDA multiples for the announced capital-growth projects reflect the expected adjusted EBITDA to be generated by the projects relative to the capital investment being made. Adjusted EBITDA and adjusted EBITDA multiples are useful to investors because these and similar measures, are used by many companies in the industry as a measure of financial performance and commonly employed by financial analysts and others to evaluate ONEOK’s financial performance and of its capital-growth projects and to compare the financial performance of ONEOK with the performance of other companies within its industry. Adjusted EBITDA should not be considered in isolation or as a substitute for net income or any other measure of financial performance presented in accordance with GAAP. Additionally, this calculation may not be comparable with similarly titled measures of other companies. A reconciliation of estimated adjusted EBITDA to GAAP net income is not provided because the GAAP net income generated by the projects is not available without unreasonable efforts. ------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook and Twitter. Some of the statements contained herein are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected net income, capital expenditures, cash flow and projected levels of dividends), liquidity, management’s plans and objectives for our future growth projects and other future operations (including plans to construct additional natural gas and natural gas liquids facilities and related cost estimates), our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained herein identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled” and other words and terms of similar meaning. You should not place undue reliance on the forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, those factors listed under “Forward-looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended June 30,

ONEOK Announces Additional NGL Fractionation and Pipeline Capacity and Natural Gas Processing Capacity Sept. 25, 2018 Page 4 2018, and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2017, and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. Projects are subject to approvals from state and regulatory agencies. ###